UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 3, 2020

Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 McInnis Parkway
San Rafael,	California	94903
(Address of principal executive offices)		(Zip Code)

(415) 507-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADSK	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.02. Termination of a Material Definitive Agreement.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events

On February 3, 2020, Autodesk, Inc. (the “Company”) provided a Notice of Full Redemption (the “Redemption Notice”) to the holders of the Company’s outstanding 3.125% Notes due 2020 (the “Notes”), regarding the Company’s exercise of its option to redeem the issued and outstanding Notes, pursuant to Section 3.02 of the Indenture dated as of December 13, 2012, entered into between the Company and U.S. Bank National Association and Section 1.3 of the Second Supplemental Indenture dated as of June 5, 2015 (the “Second Supplemental Indenture”). The Company will redeem $450,000,000 aggregate principal amount of Notes on March 4, 2020 (the “Redemption Date”).

The redemption price per Note (the "Redemption Price") is equal to $1,000 in principal, together with accrued and unpaid interest thereon from December 15, 2019 to, but excluding, the Redemption Date plus the sum of the present values of the Remaining Scheduled Payments of the Notes, discounted to the Redemption Date using a discount rate equal to the comparable Treasury rate plus 25 basis points (such sum, the "Redemption Premium"). The Redemption Price will include $450.0 million principal amount of Notes, accrued and unpaid interest and the Redemption Premium.

Payment of the Redemption Price for the Notes will be made by U.S. Bank National Association, as paying agent. Payment of the Redemption Price will be made on the Redemption Date upon presentation and surrender of Notes at the address specified in the Redemption Notice.

A copy of the Redemption Notice is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Notice of Full Redemption to the holders of Autodesk, Inc. 3.125% Notes due 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By: /s/ R. Scott Herren
R. Scott Herren Senior Vice President and Chief Financial Officer

Date:  February 3, 2020

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Full Redemption to the holders of Autodesk, Inc. 3.125% Notes due 2020